UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 3, 2016

ESSA BANCORP, INC.
(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	001-33384	20-8023072
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

200 Palmer Street, Stroudsburg, Pennsylvania	18360
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (570) 421-0531

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

On March 3, 2016, the 2016 Annual Meeting of Stockholders of ESSA Bancorp, Inc. (the “Company”) was held at Northampton Community College, Monroe Campus, Tannersville, Pennsylvania 18372 at 11:00 a.m., local time (the “2016 Annual Meeting”).  The matters listed below were submitted to a vote of the shareholders through the solicitation of proxies, and the proposals are described in detail in the Company’s Proxy Statement filed with the Securities and Exchange Commission on January 26, 2016.

As of the close of business of January 14, 2016, the record date for the Annual Meeting, there was a total of 11,330,544 shares of Company common stock outstanding. The voting results for each proposal, including the votes “FOR” and “AGAINST” or “WITHHELD”, and any abstentions or broker non-votes, are described below. Abstentions and broker non-votes (if applicable) were counted for the purpose of determining whether a quorum was present but were not treated as votes cast. Therefore, abstentions and broker non-votes (if applicable) did not have the effect of a vote “FOR” or “AGAINST” any of the proposals presented at the Annual Meeting and were not counted in determining the number of votes required for approval of each proposal.

All proposals were approved and the final results of the shareholder votes are shown below. There was no other business transacted at the Annual Meeting.

Proposal 1 – Election of Directors

The shareholders elected each director nominated to serve for a term of three years.

	For	Withheld	Broker non-votes

Gary S. Olson	7,313,691	718,595	2,141,367

William A. Viechnicki	7,688,661	343,625	2,141,367

Proposal 2 – Approval of the ESSA Bancorp, Inc. 2016 Equity Incentive Plan

The shareholders approved the ESSA Bancorp, Inc. 2016 Equity Incentive Plan.

For	Against	Abstain	Broker non-votes

6,951,756	729,536	350,994	2,141,367

Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm

The shareholders approved the ratification of S.R. Snodgrass, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2016.

For	Against	Abstain	Broker non-votes

9,961,694	68,793	143,166	-

Proposal 4 – A non-binding proposal to give advisory approval of the Company’s executive compensation as described in the proxy statement

The shareholders approved the proposal regarding the compensation of the named executive officers as disclosed in the proxy statement as follows:

For	Against	Abstain	Broker non-votes

6,809,346	817,373	405,567	2,141,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESSA BANCORP, INC.
DATE: March 7, 2016	By:	/s/ Gary S. Olson
Gary S. Olson
President and Chief Executive Officer